                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 25, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


         Delaware                 333-112231                  13-3416059
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     (State or other              (Commission               (IRS Employer
     jurisdiction of             File Number)            Identification No.)
      incorporation)


                  250 Vesey Street
        4 World Financial Center 28th Floor
                 New York, New York                             10080
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      (Address of principal executive offices)                 Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5.     Other Events

            Filing of Legality and Tax Opinions

      Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS 2004-5HE.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
------------------             -----------
(99.2)                         Legal Opinion

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS,
                                    INC.


                                    By:    /s/ Matthew Whalen
                                           ------------------------
                                    Name:  Matthew Whalen
                                    Title: President

Date:  June 25, 2004

                               INDEX TO EXHIBITS

Exhibit No.        Description              Page
-----------        -----------              ----
(99.2)             Legal Opinion             6